UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 19, 2010

Universal Gold Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o Gottbetter & Partners LLP
488 Madison Avenue, 12th Floor
New York, New York        10022
(Address of principal executive offices)(Zip Code)

(212) 400-6900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

On May 19, 2010 we determined to change our fiscal year from November 30 to December 31. As the transition period covers a period of one month we are not required to file a transition report but are required to include information on (i) the transition period and (ii) the period from March 1, 2010 through and including March 31, 2010 in our next quarterly report on Form 10-Q, which will cover the quarter ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Gold Mining Corp.

Date: May 19, 2010	By:	/s/ David Rector
David Rector, President